UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 12, 2022

BIMI International Medical Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-34890	02-0563302
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9th Floor, Building 2, Chongqing Corporation Avenue, Yuzhong District, Chongqing, P. R. China	116000
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (8604) 1182209211

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.001 par value	BIMI	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 12, 2022, the board of directors (the “Board”) of BIMI International Medical Inc. (the “Company”) elected Ms. Sammi Earn Seok Ang as an independent director of the Company effective immediately to fill a vacancy that recently occurred as the result of the resignation of a director.

Ms. Seok Ang has worked at Pacific Rainbow International In, as a buyer of dietary nutritional raw materials since October 2017. From Dec 2013 to May 2016, she worked at M/A-COM Technology Solutions Holdings, Inc. as a Logistics Analyst. From Dec 2012 to Dec 2013, she worked at Mindspeed Technologies, Inc., a semiconductor manufacturer as a buyer/planner. From Feb 2012 to Jul 2012, she worked at Paper Mart, an industrial & retail packaging company as a buyer. From Jan 2008 to July2010, she worked at RJ Sports, a softgoods importer/wholesaler/manufacturer of golf bags and accessories as a product manager. Ms. Seok Ang holds two Bachelor’s degrees in International Business – Management and in Computer Information Systems Track – Client-Server and a Masters’ degree in Business Administration – Logistics and Transportation from Missouri State University.

On May 11, 2022, Mr. Tiewei Song resigned from his position as President of the Company, effective immediately.  Mr. Song will continue to serve as Chief Executive Officer of the Company.

On May 12, 2022, the Board appointed Mr. Fnu Oudom to serve as Chairman of the Board and President of the Company, effective immediately. A copy of the press release announcing the appointment of Mr. Fnu Oudom as Chairman and President is attached as Exhibit 99.1 to this current report on Form 8-K and is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No	Description
99.1	Press Release dated May 18, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 18, 2022	BIMI International Medical Inc.

	By:	/s/ Tiewei Song
	Name:	Tiewei Song
	Title:	Chief Executive Officer

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